CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Other Comprehensive Income [Abstract]
Net income for the year	$ 11,828	$ 28,118	$ 22,175
Other comprehensive income:
Increase (decrease) in fair market value of derivatives	851	(740)	293
Total comprehensive income for the year	$ 12,679	$ 27,378	$ 22,468